EXHIBIT 10.2





                                     NOTE

$125,000,000                                               September 29, 2004


       FOR VALUE RECEIVED, the undersigned, The Bombay Company, Inc., a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (each Subsidiary, together with Parent, individually a "Borrower" and collectively the "Borrowers"), hereby promises to pay to the order of WELLS FARGO RETAIL FINANCE, LLC ("Lender") at the Agent's (as defined below) office at One Boston Place, 18th Floor, Boston, Massachusetts, 02108;

       (a) Prior to or on the Maturity Date the principal amount of ONE HUNDRED TWENTY FIVE MILLION DOLLARS ($125,000,000) or, if less, the aggregate unpaid principal amount of Advances made by the Lender to the Borrowers pursuant to that certain Loan and Security Agreement, dated as of September 29, 2004 (as amended, amended and restated or otherwise modified and in effect from time to time, the "Loan Agreement"), among the Borrowers, Lender and the other financial institutions from time to time party thereto (collectively, the "Lenders") and Wells Fargo Retail Finance, LLC, as agent for the Lenders (the "Agent");

       (b) The principal outstanding hereunder from time to time at the times provided in the Loan Agreement; and

       (c) Interest on the principal balance hereof from time to time outstanding from the date hereof through and including the Maturity Date (as defined in the Loan Agreement) at the times and at the rate provided in the Loan Agreement.

       All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement. This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Loan Agreement. The Lender and any holder hereof is entitled to the benefits of the Loan Agreement and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

       The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of each Advance or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Advances or (as the case may be) the receipt of such payment. The outstanding amount of the Advances set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Advances shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Lender hereunder or under the Loan Agreement to make payments of principal of and interest on this Note when due.
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

       The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Loan Agreement.

       If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

       No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

       The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

       THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN GENERAL OBLIGATIONS LAW {section}5-1401 AND {section}5-1402). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN ANY FEDERAL COURT IN THE STATE OF NEW YORK AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN {section}12 OF THE LOAN AGREEMENT. THE BORROWERS HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.



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       IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name by its duly authorized officer as of the day and year first above written.


                                        THE BOMBAY COMPANY, INC.

                                        By:    /S/ ELAINE D. CROWLEY
                                        Name:  Elaine D. Crowley
                                        Title: SVP, CFO & Treasurer


                                        BBA HOLDINGS, INC.




                                        By:    /S/ BEVERLY K. STOOKEY
                                        Name:  Beverly K. Stookey
                                        Title: President


                                        BAILEY STREET TRADING COMPANY


                                        By:    /S/ ELAINE D. CROWLEY
                                        Name:  Elaine D. Crowley
                                        Title: Vice President


                                        BOMBAY INTERNATIONAL, INC.


                                        By:    /S/ ELAINE D. CROWLEY
                                        Name:  Elaine D. Crowley
                                        Title: Vice President


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

Date     Amount of    Amount of Principal    Balance of Principal    Notation Made
          Advance     Paid or Prepaid           Unpaid                   By:


                                    4
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